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                                                                   Exhibit 10.19


                        TERMINATION AND RELEASE AGREEMENT

                  This TERMINATION AND RELEASE AGREEMENT (this "Agreement") is made and entered into as of February 20, 2002, by and among LIN Television Corporation, a Delaware corporation (the "Company"), LIN Holdings Corp., a Delaware corporation ("Holdings"), LIN TV Corp., a Delaware corporation (f/k/a Ranger Equity Holdings Corporation) ("LIN"), Ranger Equity Holdings A Corp., a Delaware corporation ("REHA"), Ranger Equity Holdings B Corp., a Delaware corporation ("REHB" and, together with the Company, Holdings, LIN and REHA, the "Clients"), and Hicks, Muse & Co. Partners, L.P., a Texas limited partnership (together with its successors, "HMCo"), with respect to that certain Monitoring and Oversight Agreement dated March 3, 1998, as amended, between the Clients and HMCo, attached hereto as Exhibit A (the "Monitoring Agreement").

                  WHEREAS, LIN has filed with the Securities and Exchange Commission a registration statement on Form S-1 (the "Registration Statement") relating to the initial public offering of its Class A Common Stock, par value $0.01 per share (the "IPO");

                  WHEREAS, the Clients and HMCo desire to terminate the Monitoring Agreement, effective upon the consummation of the IPO (the "Effective Time"); and

                  WHEREAS, as of the date hereof, the parties hereto have entered into an Amended and Restated Financial Advisory Agreement (the "Amended and Restated FAA"), pursuant to which as of the Effective Time the parties are amending and restating their obligations under that certain Financial Advisory Agreement dated March 3, 1998.

                  NOW, THEREFORE, intending to be legally bound and in consideration for the mutual covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. The Clients and HMCo hereby agree that, effective as of the Effective Time, the Monitoring Agreement and any exhibits thereto shall terminate and be of no further force and effect on any of the parties thereto except that (i) Section 4 of the Monitoring Agreement shall survive the termination of such agreements to the extent that HMCo is entitled to an expense reimbursement for any services rendered in accordance with the terms thereof prior to the Effective Time; (ii) Section 5 of the Monitoring Agreement shall survive the termination of such agreement, and HMCo shall be entitled to indemnity under Section 5, with respect to any services rendered by HMCo prior to the Effective Time in accordance with the terms of such agreement; and (iii)
Section 6 of the Monitoring Agreement shall survive the termination of such agreement.

                  2. Except for any claim that the Clients or their respective successors or assigns may in the future have against HMCo under Section 6 of the Monitoring Agreement, each of the Clients hereby irrevocably and unconditionally releases, acquits and forever discharges HMCo, and each of its past, present or future successors, assigns, employees, agents, stockholders, partners, subsidiaries, parent companies, other affiliates (corporate or otherwise), and legal representatives, including their past, present or future officers and directors, and each of them, of and from any and all Released Claims (as defined herein), arising out of, based upon, resulting from or relating to the negotiation, execution, performance, breach or otherwise related to or arising out of the Monitoring Agreement. "Released Claims" as used herein shall mean any and all charges, complaints, claims, causes of action, promises, agreements, rights to payment, rights to any equitable remedy, rights to any equitable subordination, demands, debts, liabilities, express or implied contracts, obligations of payment or performance, rights of offset or recoupment, accounts, damages, costs, losses or expenses (including attorneys' and other professional fees and expenses) held by any party hereto, whether known or unknown, matured or unmatured, suspected or unsuspected, liquidated or unliquidated, absolute or contingent, direct or derivative.

                  3. Except to the extent that Sections 4 and 5 of the Monitoring Agreement survive the termination of such agreement as provided in clauses (i) and (ii) of Section 1 hereof, HMCo hereby irrevocably and unconditionally releases, acquits and forever discharges the Clients, and each of their respective past, present or future successors, assigns, employees, agents, stockholders, partners, subsidiaries, parent companies, other affiliates (corporate or otherwise), and legal representatives, including their past, present or future officers and directors, and each of them, of and from any and all Released Claims arising out of, based upon, resulting from or relating to the negotiation, execution, performance, breach or otherwise related to or arising out of the Monitoring Agreement.

                  4. At the Effective Time and in consideration for the termination of the Monitoring Agreement, subject to Paragraph 1 hereof, in full satisfaction of all future compensation obligations under the Monitoring Agreement, LIN shall (i) issue a stock purchase warrant to HMCo, in substantially the form attached hereto as Exhibit B, which grants HMCo a warrant exercisable for the number of shares (rounded to the nearest whole share) of its Class B Common Stock, as is determined by dividing $6,375,000 by the Fair Market Value (as defined below) of a share of LIN's Class A Common Stock and (ii) (A) in the event that the merger of Sunrise Television Corp. ("Sunrise") with and into LIN (the "Merger") and the proposed sale (the "North Dakota Sale") of the North Dakota stations of STC Broadcasting, Inc. ("STC"), a subsidiary of Sunrise, to Smith Television of North Dakota, Inc. and/or its affiliates have occurred prior to the IPO, transfer to HMCo any consideration (the "Excess Consideration"), including the proposed promissory note in the principal amount of $9,625,000 to be received by STC in connection with the North Dakota Sale, in excess of $28,875,000 in cash or (B) in the event that the Merger and the North Dakota Sale have not occurred prior to the Effective Time, promptly following the Merger and the North Dakota Sale, transfer to HMCo the Excess Consideration; provided, however, that if for any reason, the Merger or the North Dakota Sale is terminated, then, within ten (10) days of such occurrence LIN shall pay to HMCo by wire transfer of immediately available funds $9,625,000. For purposes hereof, "Fair Market Value" shall mean the public offering price per share of LIN's Class A



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Common Stock in the IPO, less underwriting discounts and commissions and $0.01.
Notwithstanding the foregoing, it is acknowledged and agreed that although an aggregate amount of consideration is expressed herein, one-half of the consideration described in this Section 4 to be received by HMCo is attributable to, in consideration for, and being given in respect of the termination of the Monitoring Agreement and one-half is attributable to, in consideration for, and being given in respect of the execution of the Amended and Restated FAA.

                  5. Should any provision of this Agreement be declared or be determined to be illegal, invalid, or otherwise unenforceable, the validity of the remaining parts, terms, and provisions hereof will not be affected thereby but such will remain valid and enforceable, and said illegal or invalid parts, terms, or provisions shall be deemed not to be a part of this Agreement.

                  6. This Agreement shall be construed, interpreted, and enforced in accordance with the laws of the State of Texas, excluding any choice-of-law provisions thereof.

                  7. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended, any other counterpart.

                  8. This Agreement shall automatically terminate without any further action of the parties hereto upon the withdrawal by LIN of the Registration Statement or the failure of the Effective Time to occur on or before August 1, 2002. Upon the termination of this Agreement pursuant to this
Section 8, the parties acknowledge that the Monitoring Agreement shall not be terminated as provided herein and shall remain in full force and effect.




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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be signed, all as of the date first written above.

                                        HICKS, MUSE & CO. PARTNERS, L.P.

                                        By:   HM PARTNERS INC.,
                                               its general partner

                                              By: /s/ DAVID W. KNICKEL
                                                 -------------------------------
                                              Name: David W. Knickel
                                                   -----------------------------
                                              Title: Vice President
                                                    ----------------------------

                                        LIN TELEVISION CORPORATION

                                        By: /s/ GARY R. CHAPMAN
                                           -------------------------------------
                                        Name: Gary R. Chapman
                                             -----------------------------------
                                        Title: Chairman, President & CEO
                                              ----------------------------------

                                        LIN HOLDINGS CORP.

                                        By: /s/ GARY R. CHAPMAN
                                           -------------------------------------
                                        Name: Gary R. Chapman
                                             -----------------------------------
                                        Title: Chairman, President & CEO
                                              ----------------------------------

                                        LIN TV CORP.

                                        By: /s/ GARY R. CHAPMAN
                                           -------------------------------------
                                        Name: Gary R. Chapman
                                             -----------------------------------
                                        Title: Chairman, President & CEO
                                              ----------------------------------

                                        RANGER EQUITY HOLDINGS A CORP.

                                        By: /s/ GARY R. CHAPMAN
                                           -------------------------------------
                                        Name: Gary R. Chapman
                                             -----------------------------------
                                        Title: Chairman, President & CEO
                                              ----------------------------------

                                        RANGER EQUITY HOLDINGS B CORP.

                                        By: /s/ GARY R. CHAPMAN
                                           -------------------------------------
                                        Name: Gary R. Chapman
                                             -----------------------------------
                                        Title: Chairman, President & CEO
                                              ----------------------------------




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